                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
               -------------------------------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 20, 1999

                        Modem Media . Poppe Tyson, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


   Delaware                     0-21935                          06-1464807
--------------------------------------------------------------------------------
(State or other         (Commission File Number)              (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                  230 East Avenue, Norwalk, Connecticut 06855
              ----------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)


                                 (203) 299-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events


On December 20, 1999, Modem Media.Poppe Tyson, Inc. (the "Company") announced that it has acquired vivid studios, a privately held company, and issued a press release to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits
               99     Press Release, dated December 20, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        MODEM MEDIA . POPPE TYSON, INC.


                         /s/ Sloane Levy


                         Name:   Sloane Levy
                         Title:  Vice President, General Counsel


Dated: December 23, 1999

                                                                               3